UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4101 North Thanksgiving Way

Lehi, UT  84043

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 5, 2022, Vivakor, Inc. (the “Company”), a Nevada corporation, filed a Current Report on Form 8-K (the “Initial Report”) to report that the Company, Jorgan Development, LLC, a Louisiana limited liability company (“Jorgan”) and JBAH Holdings, LLC, a Texas limited liability company ("JBAH" and, together with Jorgan, the "Sellers"), as the equity holders of Silver Fuels Delhi, LLC, a Louisiana limited liability company (“SFD”) and White Claw Colorado City, LLC, a Texas limited liability company (“WCCC”) closed on the previously disclosed Membership Interest Purchase Agreement among them dated June 15, 2022 (the “MIPA”). In accordance with the terms of the MIPA, the Company acquired all of the issued and outstanding membership interests in each of SFD and WCCC (the “Membership Interests”), making SFD and WCCC wholly owned subsidiaries of the Company.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of Silver Fuels Delhi, LLC and White Claw Colorado City, LLC, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the MIPA and transactions contemplated thereby.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of SFD and WCCC

The audited financial statements of SFD as of and for the years ended December 31, 2021 and 2020, and the audited financial statements of WCCC as of and for the period April 24, 2021 (Inception) to December 31, 2021, together with the related notes to the financial statements, are included as Exhibits 99.1 and 99.2 to this Current Report.

The unaudited financial statements of SFD for the six months ended June 30, 2022 and 2021, and the unaudited financial statements of WCCC as of and for the six months ended June 30, 2022, and for the period April 24, 2021 (Inception) to June 30, 2021, together with the related unaudited notes to the financial statements, are included as Exhibits 99.3 and 99.4 to this Current Report and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of Company for the six months ended June 30, 2022 and for the year ended December 31, 2021, are included as Exhibit 99.5 to this Current Report and are incorporated herein by reference.

The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated consolidated financial position or future results of operations that the Company will experience after the acquisition.

(d)    Exhibits

99.1	Audited Annual Financial Statements of Silver Fuels Delhi, LLC, Year Ended December 31, 2021
99.2	Audited Annual Financial Statements of White Claw Colorado City, LLC, for the Period April 24, 2021 (Inception) to December 31, 2021
99.3	Unaudited Financial Statements of Silver Fuels Delhi, LLC, Six Months Ended June 30, 2022 and 2021
99.4	Unaudited Financial Statements of White Claw Colorado City, LLC, Six Months Ended June 30, 2022 and for the Period April 24, 2021 (Inception) to June 30, 2021
99.5	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: October 17, 2022	By:	/s/ Tyler Nelson
Name: Tyler Nelson
Title: Chief Financial Officer

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